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          T. ROWE PRICE
          _________________________________________________________________
          SMALL-CAP VALUE FUND, INC.

          Supplement to Prospectus dated May 1, 1995
          _________________________________________________________________

          Effective March 1, 1996, and until otherwise determined, the Board of Directors of the Small-Cap Value Fund ("the fund") has decided that the fund will not accept new accounts except in accordance with the following guidelines.

          General Guidelines

          o The fund will not accept new accounts after March 1, 1996. The only new accounts that may be opened are retirement plan accounts (including SEP-IRAs). The fund will not accept new IRA accounts (except as indicated in point number five).

          o   Shareholders  who  held  shares  prior  to  the  closing  are
              unaffected  by  this limitation.    Purchases  of  additional
              shares are permitted for all existing accounts.

          o These limitations in no way restrict shareholders' ability to make redemptions from their fund accounts.

          o The fund reserves the right in appropriate cases to extend the offering of other classes of persons, to restrict sales further, or to withdraw the offering altogether, all without notice.

          Specific Guidelines

          1) Investors holding fund shares through brokerage "street name" accounts may not purchase shares of the fund, since we are unable to monitor whether the purchase is for a new or existing account. However, a shareholder who purchased shares from a broker prior to March 1, 1996, and transfers his or her account from the broker's street name account to an individual account registered with T. Rowe Price may purchase additional shares.

              For example: John Doe had an account in the fund with Charles Schwab prior to March 1, 1996. John Doe may purchase additional shares of the fund only if he transfers his account from Charles Schwab's street name account to an account at T. Rowe Price registered under his own name.




















































































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          2)  A shareholder who  purchased shares prior  to March  1, 1996, and transfers the account to another person may not purchase shares of the fund (because the shareholder's account was
              closed).   The  shareholder  to  whom the  account  has  been
              transferred  may purchase  additional  shares.    The  entire
              account must be transferred in order for the new shareholder to purchase shares.

              For example: John Doe had an account in the fund prior toMarch 1, 1996, and transfers his entire account to Mary Doe. John Doe may not purchase shares of the fund but Mary Doe can.

          3) A shareholder who owned shares as of the close of business on March 1, 1996, may not open up any new accounts in the fund. The shareholder may only purchase shares in his or her existing account (except as indicated in point number five).

              For example: If John Doe has an account on March 1, 1996, he may not open up a new account in the fund in a fiduciary or custodial capacity or in a joint tenant registration. He may only purchase additional shares in his individual account. However, he can change the registration of his existing account and continue to purchase shares in that account (see previous transfer explanation in point number two).

          4) A shareholder who has a "$0" balance as of close of business on March 1, 1996, or subsequently redeems 100% of an account after March 1, 1996, may not purchase additional shares of the fund.

          5) Participants in retirement plans that offer the fund as an investment option can effect a direct rollover and open a new IRA account in the fund.

          _________________________________________________________________
          The date of this supplement is March 1, 1996.
          _________________________________________________________________